SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 14, 2003


                        Commission File Number: 000-49648

                                  Texxon, Inc.
                 (Name of Small Business Issuer in its charter)

          Oklahoma                                          73-1554122
          --------                                          ----------
(State or other jurisdiction of                       (IRS Employer I.D. No.)
 incorporation or organization)

                             331 East Chilton Drive
                             Chandler, Arizona 85225
              (Address of principal executive offices and Zip Code)

                                 (480) 926-5508
              (Registrant's telephone number, including area code)



                                  With copy to:
                             Ronald C. Kaufman, Esq.
                              Kaufman & Associates
                          624 South Boston, 10th Floor
                                 Tulsa, OK 74119
                                  918-584-4463

Item 4.  Changes in Registrant's Certifying Accountant

     On March 7, 2003, Texxon notified Rodefer Moss and Company, PLLC ("Rodefer Moss") the principal accountants that were engaged to audit Texxon's financial statements, that it had been dismissed as Texxon's principal accountants. Rodefer Moss was engaged by Texxon on October 26, 2001 and issued reports on the financial statements of Texxon from that time through the date of the filing of this report on Form 8-K. During the period subsequent to October 26, 2001 and preceding Rodefer Moss' dismissal, there were no disagreements between Texxon and Rodefer Moss on any matter of accounting principles or practices, financial statements disclosure or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Rodefer Moss, would have caused Rodefer Moss to make a reference to the subject matter of the disagreement(s) in connection with it's reports on Texxon's financial statements.

     Rodefer Moss' reports on Texxon's financial statements for the period since their engagement on October 26, 2001 contained no adverse opinions or disclaimers of opinion but were modified as to uncertainty relating to Texxon's ability to continue as a going concern. There were no modifications relating to audit scope or accounting principles.

     Texxon requested a letter from Rodefer Moss as to whether Rodefer Moss agrees or disagrees with the above statements and received response from Rodefer Moss that it agrees with the above statements. Rodefer Moss' response attesting to this agreement, dated March 12, 2003 and addressed to the Securities and Exchange Commission is filed as an exhibit to this report on Form 8-K.

     On March 7, 2003, Texxon engaged Tullius Taylor Sartain and Sartain ("Tullius Taylor") to replace Rodefer Moss as Texxon's new principal accoutants to audit Texxon's financial statements. The decision to change accounts from Rodefer Moss to Tullius Taylor was recommended and approved by Texxon's Board of Directors.



Item 7.  Financial Statements and Exhibits

(c) Exhibits.

        Exhibit No.             Description
        -----------             ------------------------------------------------
        99.6                    Letter regarding Change in Certifying Accountant
                                Dated March 12, 2003


SIGNATURES

     Pursuant to the requirements of the Securities Exhange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TEXXON, INC.

                                        /s/ Gifford M. Mabie III
                                        ---------------------------------------
                                        By: Gifford M. Mabie III

DATED:  March 14, 2003